                                                                   EXHIBIT 10.15


                                 STERITECH, INC.

                         COMMON STOCK PURCHASE AGREEMENT


                                SEPTEMBER 3, 1996

                                TABLE OF CONTENTS

                                                                                                               PAGE

1.       AGREEMENT TO SELL AND PURCHASE.........................................................................  1
         1.1      Authorization Of Shares.......................................................................  1
         1.2      Sale And Purchase Of Common Stock.............................................................  1
         1.3      Hart-Scott-Rodino Compliance..................................................................  2

2.       CLOSING, DELIVERY AND PAYMENT..........................................................................  2

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................................................  2
         3.1      Organization, Good Standing And Qualification.................................................  2
         3.2      Authorization; Binding Obligations............................................................  2
         3.3      Compliance With Other Instruments.............................................................  3
         3.4      Registration Rights...........................................................................  3
         3.5      Securities Exemption..........................................................................  3
         3.6      Full Disclosure...............................................................................  3
         3.7      Subsidiaries..................................................................................  4
         3.8      Valid Issuance of Shares......................................................................  4
         3.9      Litigation, Etc...............................................................................  4
         3.10     Governmental Consents.........................................................................  4

4.       REPRESENTATIONS AND WARRANTIES OF PURCHASER............................................................  5
         4.1      Requisite Power And Authority.................................................................  5
         4.2      Consents......................................................................................  5
         4.3      Investment Representations....................................................................  5
                  (a)      Purchaser Is An Accredited Investor.  ...............................................  5
                  (b)      Purchaser Bears Economic Risk........................................................  5
                  (c)      Acquisition For Own Account..........................................................  5
                  (d)      Purchaser Can Protect Its Interest...................................................  6
                  (e)      Company Information..................................................................  6

5.       Termination of Obligation of Purchaser. ...............................................................  6

6.       CONDITIONS TO CLOSING..................................................................................  7
         6.1      Conditions To Purchaser's Obligations At The Closing..........................................  7
                  (a)      Concurrent Closing of IPO............................................................  7
                  (b)      Representations And Warranties True; Performance Of
                           Obligations..........................................................................  7
                  (c)      Legal Investment.....................................................................  7
                  (d)      Consents, Permits, And Waivers.......................................................  8
                  (e)      Certificate Of Status................................................................  8
                  (f)      Opinion Letter.......................................................................  8
                  (g)      Copies...............................................................................  8
                  (h)      Proceedings and Documents............................................................  8


                                       i.

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                                               PAGE
                  (i)      Compliance Certificate...............................................................  8
         6.2      Conditions To Obligations Of The Company.  ...................................................  8
                  (a)      Concurrent Closing of IPO............................................................  8
                  (b)      Representations And Warranties True..................................................  8
                  (c)      Performance Of Obligations...........................................................  8

7.       MISCELLANEOUS..........................................................................................  9
         7.1      Governing Law.................................................................................  9
         7.2      Survival......................................................................................  9
         7.3      Successors And Assigns........................................................................  9
         7.4      Entire Agreement..............................................................................  9
         7.5      Separability..................................................................................  9
         7.6      Amendment And Waiver..........................................................................  9
         7.7      Delays Or Omissions........................................................................... 10
         7.8      Notices....................................................................................... 10
         7.9      Expenses...................................................................................... 10
         7.10     Attorneys' Fees............................................................................... 10
         7.11     Titles And Subtitles.......................................................................... 10
         7.12     Counterparts.................................................................................. 11
         7.13     Broker's Fees................................................................................. 11
         7.14     Termination................................................................................... 11
         7.15     Subsequent Consents, Permits and Waivers...................................................... 11


Exhibit A                  Preliminary Prospectus
Exhibit B                  Form of Opinion


                                       ii.

                                 STERITECH, INC.

                         COMMON STOCK PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is entered into as of September 3, 1996, by and between STERITECH, INC., a California corporation (the "Company") and BAXTER HEALTHCARE CORPORATION, a Delaware corporation ("Purchaser").

                                    RECITALS

         WHEREAS, the Company intends to reincorporate in Delaware by merger into Cerus Corporation, a Delaware corporation that was formed for the purpose of the reincorporation and that will be the surviving entity; the "Company" as used in this Agreement refers to, prior to such merger, the California corporation and, after such merger, the Delaware corporation; and

         WHEREAS, Purchaser desires to purchase shares of the Company's Common Stock pursuant to Section 4.2(b) of that certain Development, Manufacturing and Marketing Agreement dated April 1, 1996 between the Company and Purchaser (the "Baxter Agreement"); such purchase to be made in a private placement to close concurrently with the closing of the initial public offering (the "IPO") of the Company pursuant to a registration statement to be filed on Form S-1 with the Securities and Exchange Commission (the "Commission") (such registration statement, as amended, shall be referred to herein as the "Registration Statement"); and

         WHEREAS, the Company desires to issue and sell the Shares to Purchaser on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE.

         1.1 AUTHORIZATION OF SHARES. On or prior to the Closing (as defined in
Section 2 below), the Company shall have authorized the sale and issuance to Purchaser of the Shares. Prior to the Closing the Company will have adopted and filed a Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware authorizing sufficient shares of Common Stock to cover the sale and issuance of the shares to be purchased hereunder.

         1.2 SALE AND PURCHASE OF COMMON STOCK. Subject to the terms and conditions hereof, the Company hereby agrees to issue and sell to Purchaser and Purchaser agrees to purchase from the Company, at the Closing, a number of shares of Common Stock of the Company equal to the Purchase Price (as hereafter defined) divided by the purchase price per share for which the Company's Common Stock is sold in the IPO, less underwriter discount, at an aggregate purchase price of Nine Million Five Hundred Thousand Dollars ($9,500,000) (the "Purchase Price"). The shares of Common Stock to be purchased hereunder are referred


                                       1.

to as the "Shares." Notwithstanding the foregoing, the aggregate number of Shares to be sold pursuant to this agreement shall not exceed nineteen and nine-tenths percent (19.9%) of the sum of (a) the number of shares issued upon the closing of the IPO plus (b) the number of shares purchased pursuant to this Agreement. The parties acknowledge and agree that, when issued, the Shares will be "Registrable Securities" under (and as such term is defined in) the Investors' Rights Agreement (as hereinafter defined).

         1.3 HART-SCOTT-RODINO COMPLIANCE. Notwithstanding anything else in this Agreement, if the sale and issuance of the Shares is subject to the premerger notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), it shall be a condition to the Closing that any waiting period under the HSR Act applicable to the purchase of the Shares shall have expired or been terminated and any approvals required thereunder shall have been obtained, and the parties shall cooperate in promptly filing premerger reports and in taking all steps reasonably necessary to obtain early termination of any applicable HSR Act waiting periods. If any such waiting period shall not have expired or been subject to early termination on or before the date ninety (90) days from the date of this Agreement, either party may terminate this Agreement by giving written notice to the other.

2.       CLOSING, DELIVERY AND PAYMENT.

         Subject to the terms of Section 6, the closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place concurrently with the closing of the IPO at the offices of Cooley Godward Castro Huddleson & Tatum, One Maritime Plaza, 20th floor, San Francisco, California 94111. The date of the Closing is referred to as the "Closing Date". At the Closing, subject to the terms and conditions hereof, the Company will deliver to Purchaser a certificate representing the number of Shares to be purchased at the Closing against payment by or on behalf of Purchaser of the purchase price therefor by cash, wire transfer, or by such other means as shall be mutually agreeable to Purchaser and the Company.

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company hereby represents and warrants to Purchaser as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California, and will, as of the Closing Date, be a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted. The Company is duly qualified, is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions, in the aggregate, in which failure to do so would not have a material adverse effect on the Company or its business.

         3.2 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and


                                       2.

delivery of this Agreement and the Certificate of Incorporation, for the sale and issuance of the Shares pursuant hereto and for the performance of the Company's obligations hereunder and under the Investors' Rights Agreement dated December 27, 1991, as amended on December 10, 1993, and March 14, 1994, as amended and restated on March 1, 1995 and April 1, 1996 (the "Investors' Rights Agreement") has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of the Company enforceable in accordance with its terms. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with. When issued in compliance with the provisions of this Agreement and the Certificate of Incorporation, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; provided, however, that the Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

         3.3 COMPLIANCE WITH OTHER INSTRUMENTS. The execution, delivery and performance of and compliance with this Agreement, the performance of and compliance with the Investors' Rights Agreement and the issuance and sale of the Shares pursuant hereto will not result in (i) any violation, or be in conflict with or constitute a default under any term, of its Restated Articles, Certificate of Incorporation or Bylaws, (ii) any material violation or default of any mortgage, indenture, contract, agreement, instrument, judgment, decree, order or any statute, rule or regulation applicable to the Company or (iii) the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

         3.4 REGISTRATION RIGHTS. Except as required pursuant to the Investors' Rights Agreement, the Company is presently not under any obligation, and has not granted any rights, to register (as defined in Section 1.2 of the Investors' Rights Agreement) any of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

         3.5 SECURITIES EXEMPTION. Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 4.3 hereof, the offer, sale and issuance of the Shares will be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws.

         3.6      FULL DISCLOSURE.

                  (a) The Company has delivered to Purchaser a draft of the Registration Statement substantially in the form to be filed with the Commission.

                  (b) The Company shall deliver the finalized text of the preliminary prospectus included in a pre-effective amendment to the Registration Statement that is to be printed by the Company for distribution to prospective purchasers (the "Preliminary Prospectus") pursuant to Section 5.2. When so delivered, the Preliminary Prospectus shall be appended to this Agreement as Exhibit A and incorporated herein as if delivered at the time this Agreement was executed. The Preliminary Prospectus will contain all statements that are required to be stated


                                       3.

therein in accordance with, and will comply as to form in all material respects with, the Securities Act and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (c) When the Registration Statement becomes effective, and at all times subsequent thereto, up to the Closing Date, (1) the Registration Statement and the Prospectus (as hereinafter defined) and any amendments or supplements thereto will contain all statements that are required to be stated therein in accordance with the Securities Act and will comply as to form in all material respects with to the requirements of the Securities Act, and (2) neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

         For purposes of this Agreement, "Prospectus" means the prospectus, as amended, on file with the Commission at the time the Registration Statement becomes effective, including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(h), if applicable, except that if the prospectus filed by the Company pursuant to Rule 424(b) differs from the prospectus on file at the time the Registration Statement becomes effective, the term "Prospectus" shall refer to the Rule 424(b) Prospectus from and after the time it was filed with the Commission or transmitted to the Commission for filing.

         3.7 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity.

         3.8 VALID ISSUANCE OF SHARES. The Shares which will be purchased by Purchaser hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable.

         3.9 LITIGATION, ETC. There is no action, suit, proceeding nor, to the best of the Company's knowledge, any investigation pending or currently threatened against the Company, that questions the validity of this Agreement or the right of the Company to enter into such agreements, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financial or otherwise.

         3.10 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for (a) any filing required to be filed pursuant to the HSR Act as contemplated in Section 1.3 and (b) notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed by the Company on a timely basis.


                                       4.

4.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

         4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement to carry out the provisions of this Agreement and the Investors' Rights Agreement. All action on Purchaser's part required for the lawful execution and delivery of this Agreement has been or will be effectively taken prior to the Closing. This Agreement, when executed and delivered, will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; (ii) general principles of equity that restrict the availability of equitable remedies; and (iii) to the extent that the enforceability of the indemnification provisions of Section 2.9 of the Investors' Rights Agreement may be limited by applicable laws.

         4.2 CONSENTS. All consents, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings with any governmental or banking authority on the part of Purchaser required in connection with the consummation of the transactions contemplated in this Agreement have been or shall have been obtained prior to and be effective as of the Closing.

         4.3 INVESTMENT REPRESENTATIONS. Purchaser understands that the Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

                  (a) PURCHASER IS AN ACCREDITED INVESTOR. Purchaser represents that Purchaser is an Accredited Investor within the meaning of Rule 501(a) of Regulation D under the Securities Act.

                  (b) PURCHASER BEARS ECONOMIC RISK. Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that it has no registration rights with respect to the Shares except as provided in Section 1.2 of this Agreement. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares under the circumstances, in the amounts or at the times Purchaser might propose.

                  (c) ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution within the meaning of the Securities Act.


                                       5.

                  (d) PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Purchaser is not a corporation, trust or partnership specifically formed for the purpose of consummating these transactions.

                  (e) COMPANY INFORMATION. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

5.       TERMINATION OF OBLIGATION OF PURCHASER.

         The Purchaser shall have the right to terminate its obligation to purchase the Shares in the event that the Preliminary Prospectus discloses any material adverse event fundamental to the business of the Company that was not disclosed in the form of prospectus incorporated in the Registration Statement as originally filed with the Commission on September 4, 1996 (the "Initial Registration Statement"); Purchaser's right to terminate shall be implemented in accordance with the following procedures:

         5.1 The Company shall promptly provide to Purchaser, by facsimile, copies of the Registration Statement and each amendment thereto contemporaneously with the filing of such Registration Statement or amendment with the Commission. Unless otherwise agreed to in writing by the parties, all deliveries to Purchaser pursuant to this Section 5 shall be made by facsimile to the individuals (the "Designees") at the numbers previously furnished by Purchaser to the Company, or at such other number as Purchaser furnishes to the Company. Contemporaneously with any delivery made to Purchaser pursuant to Sections 5.2 and 5.3, the Company shall notify, by telephone or voicemail, the Designees at the numbers previously furnished by Purchaser to the Company, or at such other number(s) as Purchaser furnishes to the Company, that such delivery has been sent.

         5.2 When the Company elects to print the Preliminary Prospectus, the Company shall deliver to Purchaser a notice of the Company's intention to so print as soon as possible, but in no event later than two (2) days prior to the transmission of the amendment to the Registration Statement that includes the form of prospectus anticipated to be printed. Contemporaneously with the delivery of the Company's notice to print, the Company shall deliver to Purchaser a copy of the most recent draft of the Registration Statement, marked to show changes from the Initial Registration Statement (the "Cumulative Registration Statement"). Subsequent to the delivery of the Cumulative Registration Statement and prior to the printing of the Preliminary Prospectus, the Company shall deliver to Purchaser any and all pages of the Registration Statement containing substantive changes, marked to show such changes from the Cumulative Registration Statement (the "Marked Pages").


                                       6.

         5.3 When the Company decides upon the final form of the Preliminary Prospectus, it shall deliver to Purchaser a notice that the Preliminary Prospectus is in its final form and that no additional substantive changes will be made prior to printing (the "Company's Notice").

         5.4 In the event that the Cumulative Registration Statement, as modified by any Marked Pages, reflects a material adverse event fundamental to the business of the Company that was not disclosed in the form of prospectus incorporated in the Initial Registration Statement, Purchaser shall have a right to terminate its obligation to purchase the Shares. As soon as possible after receiving the Company's Notice, but in no event later than twenty-four (24) hours after receipt of the Company's Notice (the "Termination Period"), Purchaser shall deliver a notice, by facsimile, to the individuals at the numbers previously furnished by the Company to Purchaser, or at such other number(s) as furnished by the Company to Purchaser, indicating whether or not Purchaser will exercise its right to terminate pursuant to this Section 5 (the "Purchaser's Notice"). If Purchaser decides to exercise its right to terminate, upon request of the Company and within ten (10) days of such request, Purchaser shall deliver to the Company a written description of the material adverse event upon which Purchaser is relying to exercise its right to terminate, describing the event in reasonable detail. Purchaser shall deliver the original Purchaser's Notice to the Company as soon as practicable in accordance with Section 7.8 of this Agreement.

         5.5 Purchaser's right to terminate this Agreement pursuant to this
Section 5 shall expire upon the expiration of the Termination Period.

         5.6 The time periods set forth in this Section 5 may be changed by agreement between the Company and Purchaser.

6.       CONDITIONS TO CLOSING.

         6.1 CONDITIONS TO PURCHASER'S OBLIGATIONS AT THE CLOSING. Purchaser's obligation to purchase the Shares identified in Section 1.2 of the Agreement at the Closing are subject to the satisfaction, at or prior to the Closing, of the following conditions:

                  (a) CONCURRENT CLOSING OF IPO. The closing of the IPO shall occur concurrently with the Closing.

                  (b) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 (excepting Sections 3.6(b) and 3.9) hereof shall be true and correct in all material respects as of the Closing with the same force and effect as if they had been made as of the Closing, and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing.

                  (c) LEGAL INVESTMENT. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.


                                       7.

                  (d) CONSENTS, PERMITS, AND WAIVERS. The Company shall have obtained any and all authorizations, approvals, consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement (except for such as may be properly obtained subsequent to the Closing, and such items shall be effective on and as of the Closing).

                  (e) CERTIFICATE OF STATUS. The Company shall have obtained a Certificate of Status from the Delaware Secretary of State dated as of a recent date prior to the Closing.

                  (f) OPINION LETTER. Purchaser shall have received from Cooley Godward Castro Huddleson & Tatum, counsel to the Company, an opinion letter addressed to it, dated the date of the Closing, in substantially the form attached hereto as Exhibit B.

                  (g) COPIES. The Company shall have delivered to Purchaser a true and complete copy of the Registration Statement and any amendments thereto, of each exhibit filed therewith and of the Preliminary Prospectus and final form of Prospectus.

                  (h) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in form and substance to counsel to Purchaser, and counsel to Purchaser shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

                  (i) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchaser a Compliance Certificate, executed by the President and the Chief Financial Officer of the Company, dated the Closing Date, to the effect that the conditions specified in subparagraphs (a) through (h) of this Section 6.1 have been satisfied.

         6.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to the Closing, of the following conditions:

                  (a) CONCURRENT CLOSING OF IPO. The closing of the IPO shall occur concurrently with the Closing.

                  (b) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct in all material respects at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

                  (c) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing.


                                       8.

7.       MISCELLANEOUS.

         7.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California.

         7.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument, except as expressly provided otherwise in such certificate or instrument.

         7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Shares specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such Shares in its records as the absolute owner and holder of such Shares for all purposes, the payment of any dividends or any redemption price.

         7.4 ENTIRE AGREEMENT. This Agreement and Exhibit A hereto, the Investors' Rights Agreement, the Baxter Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein. Nothing in this Agreement or the Investors' Rights Agreement, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein or therein.

         7.5 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, such provision shall, to the extent practicable, be modified so as to make it valid, legal and enforceable and to maintain as nearly as practicable the intent of the parties, and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         7.6      AMENDMENT AND WAIVER.

                  (a) This Agreement may be amended or modified only upon the written consent of the parties hereto.

                  (b) The obligations of the Company and the rights of the holder of the Shares under this Agreement may be waived only with the written consent of the parties hereto.


                                       9.

                  (c) Except to the extent provided in this Section 7.6, neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated, except by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

                  (d Any amendment or waiver effected in accordance with this Section 7.6 shall be binding upon any future holder of some or all of the Shares.

         7.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to Purchaser, upon any breach, default or noncompliance of the Company under this Agreement or the Investors' Rights Agreement, Sections 4.1 and 4.2 of the Baxter Agreement or under the Certificate of Incorporation, shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement, the Investors' Rights Agreement, Sections 4.1 and 4.2 of the Baxter Agreement or under the Certificate of Incorporation or any waiver on Purchaser's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, the Investors' Rights Agreement, the Baxter Agreement, the Restated Articles, bylaws, or otherwise afforded to Purchaser, shall be cumulative and not alternative.

         7.8 NOTICES. Except as otherwise provided in Section 5, all notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given and received (a) upon personal delivery, (b) on the fifth day following mailing sent by registered or certified mail, return receipt requested, postage prepaid, (c) upon confirmed delivery by means of a nationally recognized overnight courier service or (d) upon transmission of facsimile (with telephonic notice) addressed: (i) if to Purchaser, at Purchaser's address as set forth on the Company's records, or at such other address as Purchaser shall have furnished to the Company in writing or (ii) if to the Company, at its address as set forth at the end of this Agreement, or at such other address as the Company shall have furnished to Purchaser in writing.

         7.9 EXPENSES. The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement, and Purchaser shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement.

         7.10 ATTORNEYS' FEES. If legal action is brought to enforce or interpret this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and legal costs in connection therewith.

         7.11 TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of the Agreement are for convenience of reference only and are not to be considered in construing this Agreement.


                                       10.

         7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         7.13 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 7.13 being untrue.

         7.14 TERMINATION. If the Registration Statement for the IPO has not become effective within ninety (90) days after the date of this Agreement, Purchaser in its sole discretion may elect to terminate this Agreement by providing written notice to the Company within ninety-seven (97) days after the date of this Agreement. The foregoing sentence supersedes the last sentence of
Section 4.2(b) of the Baxter Agreement. If the Registration Statement never becomes effective (either because the offering is withdrawn or otherwise), however, and the Company files a new registration statement for an initial public offering, the rights provided Purchaser under Section 4.2(b) of the Baxter Agreement shall be reinstated and shall apply to such offering pursuant to Section 4.2(b) of the Baxter Agreement.

         7.15 SUBSEQUENT CONSENTS, PERMITS AND WAIVERS. The Company shall obtain promptly after the Closing all authorizations, approvals, consents, permits and waivers that are necessary or applicable for consummation of the transactions contemplated by this Agreement and that were not obtained prior to the Closing because they may be properly obtained subsequent to the Closing.


                                       11.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.

COMPANY:

STERITECH, INC.
2525 Stanwell Drive
Concord, CA  94520



By:  \s\ Stephen T. Isaacs
     ----------------------------
      Stephen T. Isaacs
      President


PURCHASER:

BAXTER HEALTHCARE CORPORATION
One Baxter Parkway
Deerfield, Illinois  60015



By: \s\ Timothy B. Anderson
   ------------------------------
       (Signature)

Its:     Group Vice President
    -----------------------------


                                       12.